INVESTOR PRESENTATION Q4 & Full FY2022

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue and Adjusted EBITDA guidance for the second quarter, statements we make regarding our ability to improve our competitive positioning and improvement of our business momentum and business health over time once the industry begins to recover. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the effect of the COVID-19 pandemic on our business and the success of any measures we have taken or may take in the future in response thereto; and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

The Business We Are In We Are In The Business Of Providing A Fully Integrated Suite Of Software Solutions To Enterprise Food & Beverage And Lodging Operators In The Hospitality Space That Enable Memorable Experiences Across All Channels Of Guest Engagement

HELP OUR CUSTOMERS IMPROVE EMPLOYEE & GUEST EXPERIENCE  WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES Our Mission

Defining Strategy Pillars 100% HOSPITALITY FOCUSED OBSESSIVELY CUSTOMER-CENTRIC END-TO-END COMPREHENSIVE SOLUTION OFFERINGS MODERN CLOUD-NATIVE & ON-PREMISE OPTIONS PRODUCT & INNOVATION DRIVEN

100% Hospitality Focused - Why It Matters

Modern Cloud-Native & On-Premise Options - Why It Matters

End-To-End Comprehensive Solution Offerings - Why It Matters

Obsessively Customer-Centric - Why It Matters

Product & Innovation Driven - Why It Matters

Agilysys Revenue Overview *Data is as of the trailing twelve months ended March 31, 2022. Subscription Revenue as a % of Recurring Revenue* Subscription Revenue YOY Growth Rate Total Revenue* Recurring Revenue as a % of Total Revenue* $162.6M 61% 46% 28%

We Provide Industry Leading Hospitality Solutions Lodging Solutions Food and Beverage Solutions 68% of Revenue 21% of Revenue 8% of Revenue INVENTORY & PROCUREMENT 3% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended March 31, 2022 and include an allocation of total revenue (excluding services) amounts to our 4 core product groupings. POINT-OF-SALE Region 93% of Revenue North America 7% of Revenue APAC Plus EMEA Allocation of Revenue

1000 800 600 400 200 0 230 400 750 890 January 2017 March 2019 March 2020 April 2022 R&D Focus & Resource Strength

*Trailing twelve months ended March 31, 2022. Total Addressable Market SA $0.35B 7% APAC $1.36B 28% NA $1.72B 37% EMEA $1.36B 28% PMS $1.61B 34% POS $3.18B 66% Agilysys ARR ~ $106M*

Global Presence  Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Shenzhen, China Australia Toronto, ON Publicly Traded - NASDAQ: AGYS Corporate Headquarters Alpharetta, Georgia North America Offices Las Vegas, Nevada Santa Barbara, California Bellevue, Washington Toronto, Ontario EMEA Office United Kingdom APAC Offices Hong Kong Malaysia Philippines Singapore China Australia Demonstration Centers Las Vegas, Nevada India Development Center Chennai, India

Recent Achievements Subscription Revenue Growth Record Subscription Revenue of $12.8M SaaS Revenue Reaches 46% of Total Recurring Revenue 28% Y-O-Y Subscription Revenue Growth Sound Business Fundamentals FY22 Record Total Revenue FY22 GAAP Net Income Positive FY22 $0.18 GAAP EPS Per Diluted Share Focus on Profitability $27.3M FY22 Adjusted EBITDA 7 Sequential Quarters Of Positive Free Cash Flow $97.0M Ending Cash Balance As Of FYE22 End to End Product Suite 11 Core Products 20 Add On Modules Modernized, Cloud Native & Single Codebase

Agilysys Hospitality Product Suite 3rd Party Solution Integration With Modern Restful APIs  PRE-ARRIVAL IN-VENUE RESERVATIONS ANALYTICS & RE-ENGAGE SURVEYS PAYMENTS IN-VENUE AMENITIES TRIP BOOKING IN-VENUE DINING BACK OF HOUSE OPTIMIZATION TRIP PLANNING Food & Beverage Document Management Hospitality & Leisure Inventory & Procurement

Net Competitive Replacements - Sites

Top 100 Global Customers

FINANCIAL OVERVIEW

Share Price (5/16/22) $36.04 Diluted Shares Outstanding 25.3M Diluted Market Capitalization $911.8M Cash (as of 3/31/22) $97.0M Debt (as of 3/31/22) $10.7M Enterprise Value $825.5M Revenue $162.6M Gross Profit $101.5M Adjusted EBITDA^ $27.3M Earnings per Share $0.18 EV/Revenue 5.1x EV/Gross Profit 8.1x Recurring Revenue* As % of Total Revenue 61% Subscription Revenue* As % of Recurring Revenue 46% Services Revenue* As % of Total Revenue 17% Subscription Revenue Growth Y/Y* 28% New Customer Count* 63 Financial Metrics and Valuation* Business Metrics (as of 3/31/22) Evolving Business, Evolving P&L ^Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended March 31, 2022.

Strong Balance Sheet Consolidated Balance Sheet (in thousands) March 31, 2022 March 31, 2021 Cash, Cash Equivalents and Marketable Securities $96,971 $99,180 Other Current Assets 39,202 34,070 Long-Term Assets 77,989 56,623 Total Assets $214,162 $189,873 Current Liabilities $71,466 $61,001 Other Liabilities 45,352 48,996 Total Liabilities 116,818 109,997 Shareholders’ Equity 97,344 79,876 Total Liabilities and Shareholders’ Equity $214,162 $189,873

Revenue Growth ($M) FY17 FY18 FY19 FY20 FY21 FY22 AGYS Q4 FY22 Inclusive of $1.3M of ResortSuite Revenue

Recurring Revenue ($M) FY17 FY18 FY19 FY20 FY21 FY22

Profitability Metrics - Quarterly All numbers in thousands. Fiscal Year is from 4/1-3/31 ^ Non-GAAP measure, see reconciliation on slide 27. Q2’21 included inorganic COVID related temporary cost savings, including employee compensation changes and reduction of workforce All COVID related cost savings ceased Q1 FY22

Historical Financial Results $23.7M software impairment All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended March 31, 2022.

APPENDIX

Agilysys Omnichannel POS Solution



InfoGenesis POS By Agilysys
Mobile / Web: IG OnDemand
Physical Store:
InfoGenesis POS
IG Smart Menu
IG Digital Menu Board
IG KDS
Profile & Personalization:
Personalization APIs
Analytics:
Agilysys Analyze
Marketing & Upsell:
Agilysys Engage
InfoGenesis POS
By Agilysys
Payment:
Agilysys Pay
IG Quick Pay
Any Venue:
Agilysys Seat
Mobile App:
Webapps / API's
Kiosk:
IG Buy

Agilysys TRUSTED SOLUTIONS. MODERN TECHNOLOGY. Agilysys Private 28

Agilysys Lodging Ecosystem

Staff Task Management & 2-Way Guest Communication:
rGuest Service

Activities:
Agilysys Golf
Agilysys Spa

Check-In/Out:
rGuest Express

Payments:
Agilysys Pay
Agilysys Authorize

Online Booking:
rGuest Book



Stay
By Agilysys
LMS
By Agilysys
Visual One
By Agilysys

Sales & Catering:
Agilysys Sales & Catering

Point-of-Sale & Retail:
Agilysys InfoGenesis POS
Agilysys Retail

Document Management:
Agilysys DataMagine

Business Analytics:
Agilysys Analyze

Marketing & Upsell:
Agilysys Engage
Agilysys Digital Marketing

Agilysys TRUSTED SOLUTIONS. MODERN TECHNOLOGY.
Agilysys Private 29

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Cash Flow

Jessica Hennessy Senior Director Corporate Strategy and Investor Relations (770) 810-6116 InvestorRelations@agilysys.com